UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): September 20, 2000

                                KITTY HAWK, INC.
               (Exact name of registrant as specified in charter)

           Delaware                 0-25202                       75-2564006
(State or other jurisdiction      (Commission                   (IRS Employer
      of incorporation)           File Number)               Identification No.)


        1515 West 20th Street
           P.O. Box 612787
          Dallas/Fort Worth
    International Airport, Texas                                     75261
(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (972) 456-2200

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

      Kitty Hawk, Inc. (the "Company") is filing herewith the Monthly Operating Reports of Debtors and Debtors in Possession for the period ended August 31, 2000 that the Company filed with the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division on September 20, 2000 in connection with the Company's and its subsidiaries' ongoing proceedings under Chapter 11 of the United States Bankruptcy Code (11 U.S.C. Sections 101-1330), Case No. 400-42069-BJH and Case Nos. 400-42141 through Case Nos. 400-42149, jointly administered under Case No. 400-4214-BJH.

      THE MONTHLY OPERATING REPORTS FILED HEREWITH CONTAIN UNAUDITED FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT ARE SUBJECT TO FUTURE RECONCILIATIONS AND ADJUSTMENTS, INCLUDING SIGNIFICANT WRITEDOWNS OF ASSET VALUES, WHICH THE COMPANY ANTICIPATES WOULD RESULT IN A DEFICIT IN THE COMPANY'S STOCKHOLDERS' EQUITY.

ITEM 7. EXHIBITS

(c)     Exhibits

        99.1 Monthly Operating Report for Kitty Hawk, Inc. for the Period Ended August 31, 2000 (1)

        99.2 Monthly Operating Report for Kitty Hawk Aircargo, Inc. for the Period Ended August 31, 2000 (1)

        99.3 Monthly Operating Report for Kitty Hawk Charters, Inc. for the Period Ended August 31, 2000 (1)

        99.4 Monthly Operating Report for Kitty Hawk International, Inc. for the Period Ended August 31, 2000 (1)

        99.5 Monthly Operating Report for Kitty Hawk Cargo, Inc. for the Period Ended August 31, 2000 (1)

        99.6 Monthly Operating Report for O.K. Turbines, Inc. for the Period Ended August 31, 2000 (1)

        99.7 Monthly Operating Report for Longhorn Solutions, Inc. for the Period Ended August 31, 2000 (1)

        99.8 Monthly Operating Report for Aircraft Leasing, Inc. for the Period Ended August 31, 2000 (1)

        99.9 Monthly Operating Report for American International Travel, Inc. for the Period Ended August 31, 2000 (1)

        99.10 Monthly Operating Report for Flight One Logistics, Inc. for the Period Ended August 31, 2000 (1)

        -----------------
        (1) The Company agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Commission upon its request.

                                   SIGNATURES

      Pursuant to the requirements of the Securites Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        KITTY HAWK, INC.

Date: September 28, 2000                By:     /s/ TILMON J. REEVES
                                        Name:   Tilmon J. Reeves
                                        Title:  Chairman of the Board and
                                                Chief Executive Officer

                                 EXHIBIT INDEX
EXHIBIT
NUMBER        DESCRIPTION
-------       -----------

 99.1 Monthly Operating Report for Kitty Hawk, Inc. for the Period Ended August 31, 2000 (1)

 99.2 Monthly Operating Report for Kitty Hawk Aircargo, Inc. for the Period Ended August 31, 2000 (1)

 99.3 Monthly Operating Report for Kitty Hawk Charters, Inc. for the Period Ended August 31, 2000 (1)

 99.4 Monthly Operating Report for Kitty Hawk International, Inc. for the Period Ended August 31, 2000 (1)

 99.5 Monthly Operating Report for Kitty Hawk Cargo, Inc. for the Period Ended August 31, 2000 (1)

 99.6 Monthly Operating Report for O.K. Turbines, Inc. for the Period Ended August 31, 2000 (1)

 99.7 Monthly Operating Report for Longhorn Solutions, Inc. for the Period Ended August 31, 2000 (1)

 99.8 Monthly Operating Report for Aircraft Leasing, Inc. for the Period Ended August 31, 2000 (1)

 99.9         Monthly Operating Report for American International Travel, Inc.
              for the Period Ended August 31, 2000 (1)

 99.10 Monthly Operating Report for Flight One Logistics, Inc. for the Period Ended August 31, 2000 (1)